Exhibit 99.1


                                 MARCH 18, 2000

                       GROUP I: $132,656,107 (APPROXIMATE)

                             [GREENPOINT CREDIT LOGO]


                       MANUFACTURED HOUSING CONTRACT TRUST
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1

                             GREENPOINT CREDIT, LLC
                               SERVICER AND SELLER

                $103,471,000 FLOATING RATE CLASS I A CERTIFICATES
                $9,286,000 FLOATING RATE CLASS I M-1 CERTIFICATES
      $19,899,107 FLOATING RATE CLASS I M-2 CERTIFICATES (RADIAN GUARANTY)


                        COMPUTATIONAL MATERIALS: GROUP I


Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

GROUP I CERTIFICATE DESCRIPTION

                                Class I A       Class I M-1     Class I M-2
                                ---------       -----------     -----------
Principal Amount (approx):    $103,471,000      $9,286,000      $19,899,107
Ratings (Moody's/S&P):           Aaa/AAA          Aa2/AA           Aa3/AA

Wtd Avg. Life:                    4.46             8.77             8.77
Pricing Prepayment Speed (1):   200% MHP         200% MHP         200% MHP
Priced to 10% Call:               Yes              Yes              Yes
Principal Payment Begins:        Month 1         Month 49         Month 49
Principal Payment Ends:         Month 160        Month 160       Month 160
Principal Payment Window:      160 months       112 months       112 months
Expected Final:                 July 2014        July 2014       July 2014
Last Sched. Distribution:      April 2032       April 2032       April 2032
Credit Enhancement:           Subordination    Subordination  Radian Guaranty
                              Excess Spread    Excess Spread   Excess Spread

First Distribution Date:         4/20/01          4/20/01         4/20/01
Distribution Date (2):            20th             20th             20th
Delay Days:                        No               No               No
Accrued Interest:                  No               No               No
Coupon Type:                    Floating         Floating         Floating
Day Count:                      Actual/360       Actual/360       Actual/360
Authorized Denominations:      $50,000 and      $50,000 and      $50,000 and
                              multiples of $1  multiples of $1   multiples of $1
                                thereafter       thereafter        thereafter
ERISA Eligible:            -----------To Qualified Plan Investors Only----------
SMMEA:                             Yes              Yes               Yes


--------
(1) 100% MHP assumes constant prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the 1st month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter, 100% MHP assumes a constant prepayment rate of 6.0% per annum each month.

(2)  Or the next business day if such a day is not a business day.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

TITLE OF SECURITIES:          GreenPoint  Credit  Manufactured  Housing Contract
                              Trust  Pass-Through  Certificates,  Series 2001-1,
                              Class  I  A,   Class   I  M-1  and   Class  I  M-2
                              Certificates     (together,     the    "Group    I
                              Certificates").  The Class II A,  Class II M-1 and
                              Class II M-2 Certificates are also being issued by the Trust. These Computational Materials relate only to the Group I Certificates.

DESCRIPTION OF TRANSACTION:   The   transaction   consists   of  two  Groups  of
                              Certificates:

                              Group I: backed by fixed rate contracts swapped to floating rate. The swap counterparty for the interest rate swap will be Citibank, N.A., rated AA-/Aa2 by S&P and Moody's, respectively.

                              The Group I Certificates have a Senior/Subordinate structure with one class of senior certificates, Class I A, and two classes of subordinate certificates, Class I M-1 and Class I M-2. Payments on Class I M-2 Certificates will be guaranteed by Radian Insurance Inc. ("Radian") as described herein.

                              Group II: backed by adjustable rate contracts.

                              Both groups consist of manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.

CREDIT ENHANCEMENT:              Class I A                      Class I M-1                    Class I M-2
                        Class I M-1 Subordination        Class I M-2 Subordination        Radian Insurance Policy
                                    (7%)                            (15%)
                        Class I M-2 Subordination              Excess Spread                   Excess Spread
                                   (15%)
                              Excess Spread

CLASS I M-2 CERTIFICATE       Radian  Insurance  Inc. will  unconditionally  and
INSURER:                      irrevocably  guarantee  timely payment of interest

                              and the Guaranteed Principal Distribution Amount on the Class I M-2 Certificates. On each Distribution Date, Radian will receive a premium of 0.29% based on the current principal balance of the Group I Certificates.

                              The Guaranteed Principal Distribution Amount means
                              (a) for any Distribution Date, other than the Distribution Date in April 2032, the amount of any Liquidation Loss Amount that would otherwise be allocated to the Class I M-2 Certificates on that Distribution Date and (b) for the Distribution Date in April 2032, after giving effect to all distributions of principal to the Class I M-2 Certificates on that Distribution Date, an amount equal to the Class I M-2 Certificate Balance.

                              Radian Insurance Inc. is a subsidiary of Radian Guaranty Inc, a national mortgage insurance (MI) company created in 1999 by the merger of Amerin and CMAC. Radian Guaranty Inc. is currently a subsidiary of Radian Group Inc. (NYSE: RDN). Radian Insurance Inc.'s claims paying ability is rated AA/Aa3 by S&P and Moody's, respectively.

GROUP I CONTRACTS:            Group I contains  approximately  4,996  fixed-rate
                              contracts with an aggregate scheduled principal balance as of February 28, 2001, of approximately
                              $132,656,107.03.

INTEREST RATE SWAP:           Under the interest  rate swap  agreement,  on each
                              Distribution Date for the Group I Certificates (1)
                              the swap  counterparty will be obligated to make a
                              payment  to the Trust at an  annual  rate of LIBOR
                              based on the outstanding  principal  amount of the
                              Group I  Certificates  and (2) the  Trust  will be
                              obligated   to  make  a   payment   to  the   swap
                              counterparty at a fixed rate set


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                              on the pricing date (estimated to be approximately 6.00%) based on the outstanding principal amount of the Group I Certificates. The Available Distribution Amount for Group I will be net of any payments made to the swap counterparty.

ADVANCES:                     The  servicer  will advance its own funds to cover
                              any   shortfalls  in  payments  of  principal  and
                              interest  due to the offered  certificates  in any
                              month that (1) the servicer  receives a payment on
                              a  contract  that is less than the full  scheduled
                              payment or (2) the servicer receives no payment on
                              a  contract,  and (3) in each case,  the  servicer
                              determines  that the advance  will be  recoverable
                              from  future   payments  or  collections  on  that
                              contract.

                              In addition, since not all of the contracts have scheduled payments due during the intitial collection period, on the first distribution date the servicer will also advance amounts necessary to cover any resulting interest shortfall on any class of certificates. Except for the first Distribution Date, any advances made by the servicer with respect to a Distribution Date will not exceed the amount of delinquent contract payments that were due in the applicable prior month.

TRUSTEE:                      Bank One, National Association.

CO-TRUSTEE:                   First Union  National Bank  (Philadelphia,  PA) is
                              the holder of the Radian insurance policy.

LEAD MANAGER:                 Salomon Smith Barney.

SELLER AND SERVICER:          GreenPoint Credit, LLC.

CUT-OFF DATE:                 February 28, 2001.

PRICING DATE (1):             March [21], 2001.

CLOSING DATE (1):             March 29, 2001.

FORM OF CERTIFICATES:         Book  entry  form,  same day funds  (through  DTC,
                              Euroclear and Clearstream).

PREPAYMENT PRICING SPEED:     200% MHP.

OPTIONAL TERMINATION:         10%   clean-up   call  (based  on  the   aggregate
                              scheduled  principal  balance  of the  Group I and
                              Group  II  contracts),  or,  if  the  call  is not
                              exercised,   a  termination   auction  subject  to
                              certain requirements.

ERISA CONSIDERATIONS:         Class  I  A,   Class   I  M-1  and   Class  I  M-2
                              Certificates are ERISA-eligible, but limited to "Qualified Plan Investors." (2)

TAXATION:                     REMIC for federal income tax purposes.

LEGAL INVESTMENT:             Class  I  A,   Class   I  M-1  and   Class  I  M-2
                              Certificates are SMMEA-eligible.

SERVICING FEE:                With respect to the Group I Contracts, the Monthly
                              Servicing  Fee  will be equal  to the  product  of
                              one-twelfth   of  1.00%  of  the  Pool   Scheduled
                              Principal  Balance for the Group I  Contracts  for
                              the related  Distribution Date, whether or not the
                              related   scheduled   payments   on  the  Group  I
                              Contracts are received. The Available Distribution
                              Amount  for  Group  I will  be net of the  related
                              Monthly Servicing Fee.


--------
(1)  Subject to change.

(2) "Qualified Plan Investor" means a Plan investor or group of Plan investors on whose behalf the decision to purchase the Group I Certificates is made by an appropriate independent fiduciary who is qualified to analyze and understand the terms and conditions of the interest rate swap transaction and the effect the interest rate swap or interest rate swap agreement would have upon the credit ratings of the Group I Certificates.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

DISTRIBUTION DATE             The 20th day of each  month or, if such day is not
                              a business day, the next succeeding  business day,
                              beginning  on  April  20,  2001.   Principal   and
                              interest distributions to Certificateholders on a Distribution Date are based on a Collection Period of the calendar month preceding such Distribution
                              Date. Assuming payment on the 20th of each month, funds are distributed approximately 20 days after the related Collection Period.

INTEREST ACCRUAL PERIOD:      Interest  will accrue on the Group I  Certificates
                              from the prior Distribution Date (or, for the first Distribution Date, from the Closing Date) up to but not including the current Distribution Date on an Actual/360 basis.

PASS-THROUGH RATES:           The  Pass-Through  Rate on each of the  Class I A,
                              Class I M-1 and Class I M-2 Certificates will be 1 month LIBOR plus the applicable spread.

PRINCIPAL DISTRIBUTION:       The Available  Distribution Amount with respect to
                              the  Group  I   Contracts   remaining   after  the
                              distribution   of   interest   on  the   Group   I
                              Certificates  and the payment of certain  fees and
                              expenses of the Trust will be  distributed  to the
                              Group  I  Certificates  in  the  order  and in the
                              amounts   described   under    "Distributions   of
                              Principal and Interest" below.

                              Prior to the Cross-Over Date or, if a related Principal Distribution Test has not been met, principal distributions to the Group I Certificates will be made sequentially to the Class I A Certificates, the Class I M-1 Certificates and the Class I M-2 Certificates.

                              The Cross-Over  Date will be the later to occur of
                              (a) the Distribution Date occurring in the month 4 years from closing or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted Certificate Principal Balance of the Class I M Certificates for such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for the Group I Contracts on such Distribution Date, equals or exceeds 1.5 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Class I M Certificates, and the denominator of which is the Pool Scheduled Principal Balance for the Group I Contracts on the Cut-off Date.

                              Adjusted Certificate Principal Balance means, with respect to the Class I M-1 Certificates and Class I M-2 Certificates and a Distribution Date, its Certificate Balance less the aggregate Liquidation Loss Amounts allocated to that class of certificates.

                              After the Cross-Over Date, and for so long as the related Principal Distribution Tests have been met, the Available Distribution Amount for Group I available for principal distribution will be paid pro rata to the Class I A, Class I M-1 and Class I M-2 Certificates.

PRINCIPAL DISTRIBUTION TESTS: The Principal  Distribution Tests for Group I have been met if the Average Sixty-Day Delinquency Ratio of the Group I Contracts is less than or equal to 6.0%, the Current Realized Loss Ratio of the Group I Contracts is less than or equal to 3.5%; and the Cumulative Realized Losses are less than or equal to the percentage of the Cut-off Date Scheduled Principal Balance of the Group I Contracts set forth below:

                                        7.5% April 2005 through March 2006,
                                        8.5% April 2006 through March 2007,
                                        9.5% April 2007 through March 2008,
                                        11.0% April 2008 through March 2009, and
                                        11.0% thereafter.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

ALLOCATION OF LOSSES:         Losses will be allocated  first to the Class I M-2
                              Certificate Insurance Policy and, in the event that Radian defaults on its payment obligations, to the Class I M-2 Certificates and then to the Class I M-1 Certificates. After the Adjusted
                              Certificate Principal Balances of the Class I M-2 and Class I M-1 Certificates have been reduced to zero, losses will be allocated to the Class I A
                              Certificates.

SERVICING:                    Radian has the right to remove the Servicer upon a
                              servicing  trigger  breach  and has the  right  to
                              consent  to  any  successor  servicer;   provided,
                              however,  that Radian shall give 30 business  days
                              advance notice to the holders of the  Certificates
                              of  its  intention  to  remove  the  Servicer  and
                              provided,  further,  that a majority of holders of
                              the  Certificates  do not prohibit  within such 30
                              calendar   days  the  removal  of  the   Servicer.
                              Servicing   trigger  breaches  shall  include  the
                              following  events:  (i)  cumulative  losses exceed
                              12.2%,  (ii) rolling 12 month annual losses exceed
                              2.5%, (iii) rolling 3 month 30 day delinquency exceeds 4.5%, or (iv) rolling 3 month 60 day delinquency (including REO) exceeds 3.5%. The
                              Servicer shall have a cure period with respect for
                              (ii) of six (6) months and for (iii) and (iv) of three (3) months.

PROSPECTUS:                   The  Group  I   Certificates   are  being  offered
                              pursuant  to  a  Prospectus   supplemented   by  a
                              Prospectus     Supplement      (together,      the
                              "Prospectus"). Complete information with respect to the Group I Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Group I Certificates may not be consummated unless the purchaser has received the Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On each Distribution Date the Available Distribution Amount for Group I will be distributed in the following amounts and in the following order of priority:

1. to the Class I M-2 Certificate Insurer, the monthly premium amount owed pursuant to the policy with respect to Group I;

2. to the Class I A Certificates, the related Interest Distribution for such Distribution Date;

3. to the Class I M-1 Certificates, the related Interest Distribution Amount for such Distribution Date;

4. to the Class I M-2 Certificates, the related Interest Distribution Amount for such Distribution Date;

5. to the Class I A Certificates, the related Unpaid Principal Shortfall Amount, if any, for such Distribution Date;

6.   to the Class I A Certificates, the Class I A Formula Principal Distribution
     Amount  until  the  Certificate   Principal   Balance  of  the  Class  I  A
     Certificates is reduced to zero;

7. to the Class I M-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class I M-1 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class I M-1 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class I M-1 Certificates and (d) fourth, Class I M-1 Formula Principal Distribution Amount until the Class I M-1 Certificate Principal Balance is reduced to zero;

8. to the Class I M-2 Certificates, (a) first, Liquidation Loss Interest Amount to the Class I M-2 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class I M-2 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class I M-2 Certificates and (d) fourth, Class I M-2 Formula Principal Distribution Amount until the Class I M-2 Certificate Principal Balance is reduced to zero;

9. to the Class I M-2 Certificate Insurer, any reimbursements of amounts owed pursuant to the policy with respect to Group I;

10. to the Group II Certificate Account to cover any shortfall in amounts owed to the Group II Certificates; and

11.  finally, any remainder to the Class R Certificates.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I CONTRACT POOL

The information herein regarding the collateral represents the initial Group I Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

     COLLATERAL CHARACTERISTICS               GROUP I

     Principal Amount                         $132,656,107.03
     Number of Loans                          4,996
     Average Loan Balance                     $26,552.46

     Wtd. Avg. Rem. Term                      251.1 months
     Wtd. Avg. Seasoning (1)                  27.2 months
     Wtd. Avg. APR                            12.02%

     Top 5 States                             NY 7.63%
                                              GA 7.00%
                                              TX 6.27%
                                              NC 6.05%
                                              FL 5.70%


Information with respect to the Loan-to-Value Ratio and the dispersion of new and used manufactured homes is not electronically available for all Previously Securitized Contracts. A random sample of 352 loans, or approximately 15% of the total Previously Securitized Contracts, was reviewed. The loan-to-value and new home percentages represented below were determined through the random sample and were determined at the time the loan was originated.

                                       GREENPOINT               PREVIOUSLY
     COLLATERAL                        ORIGINATED               SECURITIZED
                                       CONTRACTS                CONTRACTS

     % New Contracts (by $)              79.7%                    96.9%
     Wtd. Avg. LTV                       85.7%                    86.1%
     % Land Home Contracts               43.2%                    N/A



--------
(1) 153 months for the Previously Securitized Contracts and 2 months for the other contracts.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I COLLATERAL TABLES
GROUP I: GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES

STATE                      COUNT                  BALANCE          % BY BALANCE
-------------------------------------------------------------------------------
Alabama                      272            $5,914,060.89                 4.46
Arizona                      199            $3,462,597.51                 2.61
Arkansas                     149            $2,650,970.63                 2.00
California                   166            $2,991,262.61                 2.25
Colorado                      48            $1,772,780.28                 1.34
Delaware                      14              $402,386.69                 0.30
Florida                      305            $7,558,523.17                 5.70
Georgia                      436            $9,286,324.56                 7.00
Idaho                         10              $198,075.67                 0.15
Illinois                      90            $3,657,816.94                 2.76
Indiana                       81            $2,963,288.33                 2.23
Iowa                          25            $1,049,812.88                 0.79
Kansas                        40            $1,046,924.47                 0.79
Kentucky                      86            $3,476,589.18                 2.62
Louisiana                     80            $3,094,834.95                 2.33
Maine                         21            $1,211,425.36                 0.91
Maryland                      37              $667,811.07                 0.50
Massachusetts                  2              $122,013.25                 0.09
Michigan                     170            $6,339,413.63                 4.78
Minnesota                     36            $1,204,027.20                 0.91
Mississippi                  164            $3,211,219.91                 2.42
Missouri                     166            $3,614,797.89                 2.72
Montana                        2               $43,309.95                 0.03
Nebraska                      13              $336,601.31                 0.25
Nevada                        45              $891,649.77                 0.67
New Hampshire                  7              $288,394.64                 0.22
New Jersey                     3               $52,468.03                 0.04
New Mexico                   141            $2,367,723.29                 1.78
New York                     166           $10,117,346.04                 7.63
North Carolina               343            $8,025,048.38                 6.05
North Dakota                   4              $116,204.15                 0.09
Ohio                         215            $6,172,060.92                 4.65
Oklahoma                      63            $2,183,695.52                 1.65
Oregon                       111            $3,113,549.20                 2.35
Pennsylvania                 134            $3,885,983.88                 2.93
South Carolina               180            $2,927,663.88                 2.21
South Dakota                   8              $417,695.22                 0.31
Tennessee                    357            $6,946,247.16                 5.24
Texas                        233            $8,312,188.18                 6.27
Utah                          13              $372,185.70                 0.28
Vermont                       15            $1,165,314.73                 0.88
Virginia                     155            $4,277,274.86                 3.22
Washington                    94            $1,964,514.00                 1.48
West Virginia                 82            $2,055,636.04                 1.55
Wisconsin                     12              $493,168.72                 0.37
Wyoming                        3              $233,226.39                 0.18
-------------------------------------------------------------------------------
TOTAL                      4,996          $132,656,107.03               100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I: DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES

ORIGINAL PRINCIPAL (US$)      COUNT             BALANCE       % BY BALANCE
BALANCE
--------------------------------------------------------------------------
5,097        -      7,500        31          $198,729.75             0.15
7,501        -     10,000        67          $571,518.74             0.43
10,001       -     12,500       178        $1,395,896.36             1.05
12,501       -     15,000       374        $2,668,951.80             2.01
15,001       -     17,500       521        $3,969,037.25             2.99
17,501       -     20,000       495        $4,455,088.39             3.36
20,001       -     22,500       388        $4,476,958.36             3.37
22,501       -     25,000       363        $5,326,845.22             4.02
25,001       -     27,500       296        $5,465,167.11             4.12
27,501       -     30,000       299        $6,317,791.16             4.76
30,001       -     32,500       251        $6,315,388.10             4.76
32,501       -     35,000       176        $4,776,152.10             3.60
35,001       -     40,000       309       $10,170,496.02             7.67
40,001       -     45,000       238        $9,324,686.53             7.03
45,001       -     50,000       197        $8,921,929.55             6.73
50,001       -     55,000       158        $8,253,798.43             6.22
55,001       -     60,000       105        $6,000,202.45             4.52
60,001       -     65,000       109        $6,745,317.75             5.08
65,001       -     70,000        95        $6,396,717.13             4.82
70,001       -     75,000        70        $5,076,868.98             3.83
75,001       -     80,000        61        $4,735,720.51             3.57
80,001       -     85,000        40        $3,296,307.26             2.48
85,001       -    198,424       175       $17,796,538.08            13.42
--------------------------------------------------------------------------
AVG               $26,552      4,996     $132,656,107.03          100.00%


GROUP I: DISTRIBUTION OF REMAINING MONTHS TO MATURITY

MOS. TO MATURITY        COUNT               BALANCE  % BY BALANCE
------------------------------------------------------------------
3       -       30        811         $4,229,452.52          3.19
31      -       60      1,062         $8,261,698.00          6.23
61      -       90        351         $6,387,877.76          4.82
91      -      120        409         $7,765,220.33          5.85
121     -      150         52           $990,720.11          0.75
151     -      180        470        $10,880,392.99          8.20
181     -      210          8           $284,316.38          0.21
211     -      240        865        $31,804,998.75         23.98
241     -      270          5           $238,762.60          0.18
271     -      300         48         $2,330,169.06          1.76
301     -      360        915        $59,482,498.53         44.84
------------------------------------------------------------------
WTD AVG      251.1      4,996       $132,656,107.03       100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I: DISTRIBUTION OF CONTRACT RATES

CONTRACT RATE (%)            COUNT                BALANCE     % BY BALANCE
---------------------------------------------------------------------------
8.00      -      8.24           22          $1,728,413.82            1.30
8.25      -      8.49           75          $5,580,600.13            4.21
8.50      -      8.74           42          $3,329,535.68            2.51
8.75      -      8.99           67          $5,088,093.10            3.84
9.00      -      9.24           56          $3,835,219.55            2.89
9.25      -      9.49           83          $5,150,737.97            3.88
9.50      -      9.74           66          $4,591,164.11            3.46
9.75      -      9.99          104          $5,485,063.01            4.13
10.00     -     10.24           59          $3,351,861.33            2.53
10.25     -     10.49           87          $4,188,049.11            3.16
10.50     -     10.74           84          $4,988,689.31            3.76
10.75     -     10.99           88          $4,093,855.60            3.09
11.00     -     11.24           49          $2,655,256.66            2.00
11.25     -     11.49           81          $3,869,849.99            2.92
11.50     -     11.74           53          $2,421,048.37            1.83
11.75     -     11.99          107          $3,784,246.16            2.85
12.00     -     12.24           98          $4,155,875.98            3.13
12.25     -     12.49           66          $2,591,507.04            1.95
12.50     -     12.74          171          $4,702,563.87            3.54
12.75     -     12.99          259          $4,069,381.28            3.07
13.00     -     13.24          248          $4,558,962.31            3.44
13.25     -     13.49          224          $4,190,660.85            3.16
13.50     -     13.74          484          $6,730,184.61            5.07
13.75     -     13.99          654          $7,982,132.27            6.02
14.00     -     14.24          309          $4,393,334.89            3.31
14.25     -     14.49          174          $3,047,722.91            2.30
14.50     -     14.74          215          $3,473,891.23            2.62
14.75     -     14.99          149          $2,581,828.02            1.95
15.00     -     21.25          822         $16,036,377.87           12.09
--------------------------------------------------------------------------
WTD AVG         12.02%       4,996        $132,656,107.03          100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I: DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS
(GREENPOINT ORIGINATED CONTRACTS)

LTV (%)                          COUNT                 BALANCE  % BY BALANCE
-----------------------------------------------------------------------------
     Not Available (1)           2,342          $22,144,368.92         16.69
0.001         -      50.499         67           $1,380,123.40          1.04
50.500        -      60.499         53           $1,930,070.75          1.45
60.500        -      70.499         91           $3,699,842.38          2.79
70.500        -      80.499        485          $20,091,150.20         15.15
80.500        -      85.499        271          $13,216,175.20          9.96
85.500        -      90.499        985          $41,531,103.22         31.31
90.500        -      95.499        628          $26,061,432.89         19.65
95.500        -      99.860         74           $2,601,840.07          1.96
-----------------------------------------------------------------------------
WTD AVG              85.71%      4,996         $132,656,107.03        100.00%

------------------------------
(1)  Previously   securitized  collateral  only;  see  paragraph  below  for  an explanation.


Information with respect to the Loan-to-Value Ratio is not electronically available for all Previously Securitized Contracts. A random sample of 352 loans, or approximately 15% of the total Previously Securitized Contracts, was reviewed. The Loan to Value percentage at origination with respect to the random sample was 86.1%.


GROUP I: DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS
(SAMPLE OF PREVIOUSLY SECURITIZED CONTRACTS)

LTV (%)                       COUNT                BALANCE      % BY BALANCE
----------------------------------------------------------------------------
32.486      -    50.000           2             $12,294.23              0.38
50.001      -    75.000          22            $264,716.55              8.12
75.001      -    80.000          21            $217,009.79              6.66
80.001      -    85.000          38            $352,335.70             10.81
85.001      -    90.000         181          $1,714,457.03             52.61
90.001      -    95.000          83            $662,179.44             20.32
95.001      -    99.890           5             $35,646.93              1.09
----------------------------------------------------------------------------
WTD AVG          86.06%         352          $3,258,639.67            100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

TRANSACTION MATURITY MATRIX

                SETTLE           3/29/2001
               FIRST PAY         4/20/2001

                 CLASS            BALANCE
                  I A        103,471,000.00
                 I M-1         9,286,000.00
                 I M-2        19,899,107.00

               1YR LIBOR      4.67125%


                 SCENARIO              I             II            III           IV             V            VI            VII
                             FIX    0% MHP        150% MHP      175% MHP      200% MHP      250% MHP      275% MHP      300% MHP
                             ARM    0% MHP        150% MHP      200% MHP      250% MHP      300% MHP      350% MHP      400% MHP


TO CALL
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
   I A                       WAL     13.06          5.76          5.04          4.46          3.61          3.25          2.95
             START-END PRINCIPAL      1-316         1-210          1-182         1-160         1-135         1-121         1-109
                PRINCIPAL WINDOW      316           210            182           160           135           121           109
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  I M-1                      WAL     19.59         10.23          9.44          8.77          7.84          7.39          6.97
             START-END PRINCIPAL    119-316        49-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      198           162            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  I M-2                      WAL     19.59         10.23          9.44          8.77          7.84          7.39          6.97
             START-END PRINCIPAL    119-316        49-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      198           162            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  IIA-1                      WAL     16.08          6.67          5.13          4.04          3.21          2.60          2.14
             START-END PRINCIPAL      1-316         1-210          1-182         1-160         1-135         1-121         1-109
                PRINCIPAL WINDOW      316           210            182           160           135           121           109
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  IIM-1                      WAL     21.65         10.84          9.46          8.51          7.67          7.12          6.66
             START-END PRINCIPAL    190-316        50-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      127           161            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  IIM-2                      WAL     21.65         10.84          9.46          8.51          7.67          7.12          6.66
             START-END PRINCIPAL    190-316        50-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      127           161            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                SETTLE           3/29/2001
               FIRST PAY         4/20/2001

                 CLASS            BALANCE
                  I A         103,471,000.00
                 I M-1          9,286,000.00
                 I M-2         19,899,107.00

               1YR LIBOR         4.67125%


                 SCENARIO              I             II            III           IV             V            VI            VII
                             FIX    0% MHP        150% MHP      175% MHP      200% MHP      250% MHP      275% MHP      300% MHP
                             ARM    0% MHP        150% MHP      200% MHP      250% MHP      300% MHP      350% MHP      400% MHP


TO MATURITY
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
   I A                       WAL     13.26          6.04          5.38          4.81          3.90          3.54          3.22
             START-END PRINCIPAL      1-358         1-358          1-358         1-358         1-358         1-358         1-358
                PRINCIPAL WINDOW      358           358            358           358           358           358           358
                        MATURITY    1/2031         1/2031        1/2031        1/2031        1/2031        1/2031        1/2031
  I M-1                      WAL     19.94         10.83          10.23         9.70          8.84          8.48          8.17
             START-END PRINCIPAL    119-358        49-358         49-358        49-358        49-358        49-358        49-358
                PRINCIPAL WINDOW      240           310            310           310           310           310           310
                        MATURITY    1/2031         1/2031        1/2031        1/2031        1/2031        1/2031        1/2031
  IM-2                       WAL     19.94         10.83          10.23         9.70          8.84          8.48          8.17
             START-END PRINCIPAL    119-358        49-358         49-358        49-358        49-358        49-358        49-358
                PRINCIPAL WINDOW      240           310            310           310           310           310           310
                        MATURITY    1/2031         1/2031        1/2031        1/2031        1/2031        1/2031        1/2031
  IIA-1                      WAL     16.15          7.02          5.43          4.26          3.38          2.71          2.19
             START-END PRINCIPAL      1-352         1-352          1-352         1-352         1-352         1-352         1-352
                PRINCIPAL WINDOW      352           352            352           352           352           352           352
                        MATURITY    7/2030         7/2030        7/2030        7/2030        7/2030        7/2030        7/2030
  IIM-1                      WAL     21.78         11.50          10.17         9.21          8.46          7.86          7.39
             START-END PRINCIPAL    190-352        50-352         49-352        49-352        49-352        49-352        49-352
                PRINCIPAL WINDOW      163           303            304           304           304           304           304
                        MATURITY    7/2030         7/2030        7/2030        7/2030        7/2030        7/2030        7/2030
  IIM-2                      WAL     21.78         11.50          10.17         9.21          8.46          7.86          7.39
             START-END PRINCIPAL    190-352        50-352         49-352        49-352        49-352        49-352        49-352
                PRINCIPAL WINDOW      163           303            304           304           304           304           304
                        MATURITY    7/2030         7/2030        7/2030        7/2030        7/2030        7/2030        7/2030

                                 MARCH 18, 2001

                      GROUP II: $140,249,498 (APPROXIMATE)


                             [GREENPOINT CREDIT LOGO]

                       MANUFACTURED HOUSING CONTRACT TRUST
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1

                             GREENPOINT CREDIT, LLC
                               SERVICER AND SELLER

                $98,174,000 FLOATING RATE CLASS II A CERTIFICATES
               $8,415,000 FLOATING RATE CLASS II M-1 CERTIFICATES
      $33,660,498 FLOATING RATE CLASS II M-2 CERTIFICATES (RADIAN GUARANTY)


                        COMPUTATIONAL MATERIALS: GROUP II


Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

GROUP II CERTIFICATE DESCRIPTION

--------------------------------------------------------------------------------
GREENPOINT 2001-1               CLASS II A       CLASS II M-1     CLASS II M-2
--------------------------------------------------------------------------------
 Principal Amount (approx):     98,174,000         8,415,000       33,660,498
 Ratings (Moody's/S&P):          Aaa/AAA            Aa2/AA           Aa3/AA

 Wtd Avg. Life:                 4.04 yrs.          8.51 yrs.       8.51 yrs.
 Pricing Prepayment Speed(1):    250% MHP           250% MHP        250% MHP
 Priced to 10% Call:               Yes                Yes             Yes
 Principal Payment Begins:        Month 1           Month 49        Month 49
 Principal Payment Ends:         Month 160         Month 160        Month 160
 Principal Payment Window:      160 months         112 months      112 months
 Expected Final:                 July 2014         July 2014        July 2014
 Last Sched. Distribution:      April 2032         April 2032      April 2032
 Credit Enhancement:           Subordination     Subordination   Radian Guaranty
                               Excess Spread     Excess Spread    Excess Spread

 First Distribution Date:        4/20/01            4/20/01          4/20/01
 Distribution Date(2):             20th              20th             20th
 Delay Days:                        No                No               No
 Accrued Interest:                  No                No               No
 Coupon Type:                    Floating          Floating         Floating
 Day Count:                     Actual/360        Actual/360       Actual/360
 Authorized Denominations:     $50,000 and       $50,000 and      $50,000 and
                              multiples of $1   multiples of $1  multiples of $1
                               thereafter        thereafter        thereafter
 ERISA Eligible:         -----------To Qualified Plan Investors Only----------
 SMMEA:                              Yes              Yes              Yes
--------------------------------------------------------------------------------

--------
(1) 100% MHP assumes constant prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the 1st month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter, 100% MHP assumes a constant prepayment rate of 6.0% per annum each month.

(2)  Or the next business day if such a day is not a business day.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

TITLE OF SECURITIES:          GreenPoint  Credit  Manufactured  Housing Contract
                              Trust  Pass-Through  Certificates,  Series 2001-1,
                              Class  II  A,  Class  II  M-1  and  Class  II  M-2
                              Certificates    (together,     the    "Group    II
                              Certificates").  The  Class  I A,  Class I M-1 and
                              Class I M-2 Certificates are also being issued by the Trust. These Computational Materials relate only to the Group II Certificates.

DESCRIPTION OF TRANSACTION:   The   transaction   consists   of  two  Groups  of
                              Certificates:

                              Group I: backed by fixed rate contracts swapped to floating rate. The swap counterparty for the interest rate swap will be Citibank, N.A., rated AA-/Aa2 by S&P and Moody's, respectively.

                              Group II: backed by adjustable rate contracts. The Group II Certificates have a Senior/Subordinate structure with one class of senior certificates, Class II A, and two classes of subordinate certificates, Class II M-1 and Class II M-2. Payments on Class II M-2 Certificates will be guaranteed by Radian Insurance Inc. ("Radian") as described herein.

                              Both groups consist of manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.


Credit Enhancement:              Class II A                      Class II M-1                    Class II M-2
                        Class II M-1 Subordination        Class II M-2 Subordination        Radian Insurance Policy
                                    (6%)                            (24%)
                        Class II M-2 Subordination              Excess Spread                   Excess Spread
                                   (24%)
                              Excess Spread


CLASS II M-2 CERTIFICATE      Radian  Insurance  Inc. will  unconditionally  and
INSURER                       irrevocably  guarantee  timely payment of interest
                              and the Guaranteed Principal Distribution Amount on the Class II M-2 Certificates.

                              The Guaranteed Principal Distribution Amount means
                              (a) for any Distribution Date, other than the Distribution Date in April 2032, the amount of any Liquidation Loss Amount that would otherwise be allocated to the Class II M-2 Certificates on that Distribution Date and (b) for the Distribution Date in April 2032, after giving effect to all distributions of principal to the Class II M-2 Certificates on that Distribution Date, an amount equal to the Class II M-2 Certificate Balance.

                              Radian Insurance Inc. is a subsidiary of Radian Guaranty Inc, a national mortgage insurance (MI) company created in 1999 by the merger of Amerin and CMAC. Radian Guaranty Inc. is currently a subsidiary of Radian Group Inc. (NYSE: RDN). Radian Insurance Inc.'s claims paying ability is rated AA/Aa3 by S&P and Moody's, respectively.


GROUP II CONTRACTS:           Group    II    contains     approximately    2,590
                              floating-rate    contracts   with   an   aggregate
                              scheduled principal balance as of February 28, 2001 of approximately $140,249,497.93.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

ADVANCES:                     The  servicer  will advance its own funds to cover
                              any   shortfalls  in  payments  of  principal  and
                              interest  due to the offered  certificates  in any
                              month that (1) the servicer  receives a payment on
                              a  contract  that is less than the full  scheduled
                              payment or (2) the servicer receives no payment on
                              a  contract,  and (3) in each case,  the  servicer
                              determines  that the advance  will be  recoverable
                              from  future   payments  or  collections  on  that
                              contract.

                              In addition, since not all of the contracts have scheduled payments due during the intitial collection period, on the first distribution date the servicer will also advance amounts necessary to cover any resulting interest shortfall on any class of certificates. Except for the first Distribution Date, any advances made by the servicer with respect to a Distribution Date will not exceed the amount of delinquent contract payments that were due in the applicable prior month.

TRUSTEE:                      Bank One, National Association.

LEAD MANAGER:                 Salomon Smith Barney.

SELLER AND SERVICER:          GreenPoint Credit, LLC.

CUT-OFF DATE:                 February 28, 2001.

PRICING DATE(1):              March [23], 2001.

CLOSING DATE(1):              March 29, 2001.

FORM OF CERTIFICATES:         Book  entry  form,  same day funds  (through  DTC,
                              Euroclear and Clearstream).

PREPAYMENT PRICING SPEED:     250% MHP.

OPTIONAL TERMINATION:         10%   clean-up   call  (based  on  the   aggregate
                              scheduled  principal  balance  of the  Group I and
                              Group  II  contracts),  or,  if  the  call  is not
                              exercised,   a  termination   auction  subject  to
                              certain requirements.

ERISA CONSIDERATIONS:         Class  II  A,  Class  II  M-1  and  Class  II  M-2
                              Certificates are ERISA-eligible, but limited to "Qualified Plan Investors." (2)

TAXATION:                     REMIC for federal income tax purposes.

LEGAL INVESTMENT:             Class  II  A,  Class  II  M-1  and  Class  II  M-2
                              Certificates are SMMEA-eligible.

SERVICING FEE:                With  respect  to  the  Group  II  Contracts,  the
                              Monthly Servicing Fee will be equal to the product
                              of  one-twelfth  of 1.00%  of the  Pool  Scheduled
                              Principal  Balance for the Group II Contracts  for
                              the related  Distribution Date, whether or not the
                              related   scheduled   payments  on  the  Group  II
                              Contracts are received. The Monthly Servicing Fee will consist of a Senior Servicing Fee of 0.75% of the Pool Scheduled Principal Balance for the Group
                              II Contracts  and a  Subordinate  Servicing Fee of
                              0.25% of the Pool Scheduled Principal Balance for the Group II Contracts. The Available Distribution
                              Amount  for  Group  II will be net of the  related
                              Senior Servicing Fee.


--------
(1)  Subject to change.

(2) "Qualified Plan Investor" means a Plan investor or group of Plan investors on whose behalf the decision to purchase the Group II Certificates is made by an appropriate independent fiduciary who is qualified to analyze and understand the terms and conditions of the interest rate swap transaction and the effect the interest rate swap or interest rate swap agreement would have upon the credit ratings of the Group II Certificates.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

DISTRIBUTION DATE:            The 20th day of each  month or, if such day is not
                              a business day, the next succeeding  business day,
                              beginning  on  April  20,  2001.   Principal   and
                              interest distributions to Certificateholders on a Distribution Date are based on a Collection Period of the calendar month preceding such Distribution
                              Date. Assuming payment on the 20th of each month, funds are distributed approximately 20 days after the related Collection Period.

INTEREST ACCRUAL PERIOD:      Interest will accrue on the Group II  Certificates
                              from the prior Distribution Date (or, for the first Distribution Date, from the Closing Date) up to but not including the current Distribution Date on an Actual/360 basis.

PASS-THROUGH RATES:           The  Pass-Through  Rate on each of the Class II A,
                              Class II M-1 and Class II M-2 Certificates will be
                              1 month  LIBOR  plus the  applicable  spread.  The
                              Pass-Through Rates for the Group II Certificates are capped at the weighted average of the Net
                              Contract Rates of the Group II Contracts (the "Net
                              Funds Cap")

                              The amount of interest that would have accrued on a Group II Certificate if the related Pass-Through Rate were not capped by the Net Funds Cap (the "Net Funds Cap Carryover Amount") is not rated by the rating agencies or covered by the Class M-2 Insurance Policy, but is payable to the applicable Certificateholders to the extent of funds available therefor before any funds are distributed to the Class R Certificates.

                              The Net Contract Rate for a Group II Contract is defined as the related Contract Rate on the first day of the related Collection Period minus the Senior Servicing Fee (0.75%) and the premium amount owed to the Class II M-2 Certificate Insurer (0.44%).

PRINCIPAL DISTRIBUTION:       The Available  Distribution Amount with respect to
                              the  Group  II  Contracts   remaining   after  the
                              distribution   of   interest   on  the   Group  II
                              Certificates  and the payment of certain  fees and
                              expenses of the Trust will be  distributed  to the
                              Group  II  Certificates  in the  order  and in the
                              amounts   described   under    "Distributions   of
                              Principal and Interest" below.

                              Prior to the Cross-Over Date or, if a related Principal Distribution Test has not been met, principal distributions to the Group II Certificates will be made sequentially to the Class II A Certificates, the Class II M-1 Certificates and the Class II M-2 Certificates.

                              The Cross-Over  Date will be the later to occur of
                              (a) the Distribution Date occurring in the month 4 years from closing or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted Certificate Principal Balance of the Class II M Certificates for such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for the Group II Contracts on such Distribution Date, equals or exceeds 1.5 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Class II M Certificates, and the denominator of which is the Pool Scheduled Principal Balance for the Group II Contracts on the Cut-off Date.

                              Adjusted Certificate Principal Balance means, with respect to the Class II M-1 Certificates and Class II M-2 Certificates and a Distribution Date, its Certificate Balance less the aggregate Liquidation Loss Amounts allocated to that class of certificates.

                              After the Cross-Over Date, and for so long as the related Principal Distribution Tests have been met, the Available Distribution Amount for Group II available for principal distribution will be paid pro rata to the Class II A, Class II M-1 and Class II M-2 Certificates.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRINCIPAL DISTRIBUTION        The Principal Distribution Tests for Group II have
TESTS:                        been  met if  the  Average  Sixty-Day  Delinquency
                              Ratio of the Group II Contracts is less than or equal to 6.0%, the Current Realized Loss Ratio of the Group II Contracts is less than or equal to 3.5%; and the Cumulative Realized Losses are less than or equal to the percentage of the Cut-off
                              Date Scheduled  Principal  Balance of the Group II
                              Contracts set forth below:

                                   7.5% April 2005 through March 2006,
                                   8.5% April 2006 through March 2007,
                                   9.5% April 2007 through March 2008,
                                   11.0% April 2008 through March 2009, and
                                   11.0% thereafter.

ALLOCATION OF LOSSES:         Losses will be allocated first to the Class II M-2
                              Certificate Insurance Policy and, in the event that Radian defaults on its payment obligations, to the Class II M-2 Certificates and then to the Class II M-1 Certificates. After the Adjusted
                              Certificate Principal Balances of the Class II M-2 and Class II M-1 Certificates have been reduced to zero, losses will be allocated to the Class II A
                              Certificates.

SERVICING:                    Radian has the right to remove the Servicer upon a
                              servicing  trigger  breach  and has the  right  to
                              consent  to  any  successor  servicer;   provided,
                              however,  that Radian shall give 30 business  days
                              advance notice to the holders of the  Certificates
                              of  its  intention  to  remove  the  Servicer  and
                              provided,  further,  that a majority of holders of
                              the  Certificates  do not prohibit  within such 30
                              calendar   days  the  removal  of  the   Servicer.
                              Servicing   trigger  breaches  shall  include  the
                              following  events:  (i)  cumulative  losses exceed
                              12.2%,  (ii) rolling 12 month annual losses exceed
                              2.5%, (iii) rolling 3 month 30 day delinquency exceeds 4.5%, or (iv) rolling 3 month 60 day delinquency (including REO) exceeds 3.5%. The
                              Servicer shall have a cure period with respect for
                              (ii) of six (6) months and for (iii) and (iv) of three (3) months.

PROSPECTUS:                   The  Group  II  Certificates   are  being  offered
                              pursuant  to  a  Prospectus   supplemented   by  a
                              Prospectus     Supplement      (together,      the
                              "Prospectus").  Complete  information with respect
                              to the Group II  Certificates  and the  collateral
                              securing them is contained in the Prospectus.  The
                              information herein is qualified in its entirety by
                              the information  appearing in the  Prospectus.  To
                              the extent that  anything  herein is  inconsistent
                              with the Prospectus,  the Prospectus  shall govern
                              in  all   respects.   Sales   of  the   Group   II
                              Certificates may not be consummated unless the purchaser has received the Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On each Distribution Date the Available Distribution Amount for Group II will be distributed in the following amounts and in the following order of priority:

1. to the Class II M-2 Certificate Insurer, the monthly premium amount owed pursuant to the policy respect to Group II;

2. to the Class II A Certificates, the related Interest Distribution for such Distribution Date;

3. to the Class II M-1 Certificates, the related Interest Distribution Amount for such Distribution Date;

4. to the Class II M-2 Certificates, the related Interest Distribution Amount for such Distribution Date;

5. to the Class II A Certificates, the related Unpaid Principal Shortfall Amount, if any, for such Distribution Date;

6. to the Class II A Certificates, the Class II A Formula Principal Distribution Amount until the Certificate Principal Balance of the Class II A Certificates is reduced to zero;

7. to the Class II M-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class II M-1 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class II M-1 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class II M-1 Certificates and (d) fourth, Class II M-1 Formula Principal Distribution Amount until the Class II M-1 Certificate Principal Balance is reduced to zero;

8. to the Class II M-2 Certificates, (a) first, Liquidation Loss Interest Amount to the Class II M-2 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class II M-2 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class II M-2 Certificates and (d) fourth, Class II M-2 Formula Principal Distribution Amount until the Class II M-2 Certificate Principal Balance is reduced to zero;

9. to the Class II M-2 Certificate Insurer, any reimbursements of amounts owed pursuant to the policy with respect to Group II;

10.  to the Servicer, the Subordinate Servicing Fee for such Distribution Date;

11. to pay any applicable Net Funds Cap Carryover Amount sequentially to the Class II A, Class II M-1 and Class II M-2 Certificates;

12. to the Group I Certificate Account to cover any shortfall in amounts owed to the Group I Certificates; and

13.  finally, any remainder to the Class R Certificates.


GROUP II CONTRACT POOL

The information herein regarding the collateral represents the initial Group II Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

COLLATERAL                  GROUP II
Principal Amount            $140,249,497.93      Top 5 States                 FL  10.03%
Number of Loans             2,590                                             NC  7.45%
Average Loan Balance        $54,150.39                                        TX  6.56%
                                                                              GA  6.53%
Wtd. Avg. Rem. Term         311.8 months                                      AL  4.77%
Wtd. Avg. Seasoning         1.38 months          Wtd. Avg. Periodic Cap       2.00%
Wtd. Avg. APR               9.63%                Wtd. Avg. Lifetime Cap       14.63%
Wtd. Avg. LTV               87.44%               Index                        100.00% 12M Libor


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon
Smith Barney Financial Advisor immediately.


                                       6


Percent LTV>=90.5%                               Wtd. Avg. Margin             4.92%
(by $)                      29.35%
% New Contracts (by $)      89.4%                Land Homes                   50.5%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II COLLATERAL TABLES
GROUP II: GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES

STATE                    COUNT               BALANCE       % BY BALANCE
-----------------------------------------------------------------------
Alabama                    148            $6,683,609.47            4.77
Arizona                     46            $2,649,224.53            1.89
Arkansas                    44            $1,868,361.74            1.33
California                   9              $593,675.99            0.42
Colorado                    11              $617,150.13            0.44
Delaware                     1              $104,898.44            0.07
Florida                    246           $14,069,734.84           10.03
Georgia                    185            $9,156,909.16            6.53
Idaho                       12              $788,120.21            0.56
Illinois                    44            $2,315,496.60            1.65
Indiana                     53            $4,218,926.42            3.01
Iowa                        54            $2,394,211.82            1.71
Kansas                      21            $1,310,309.18            0.93
Kentucky                    82            $4,915,808.64            3.51
Louisiana                  118            $4,847,495.24            3.46
Maine                        5              $380,142.37            0.27
Maryland                     6              $201,218.28            0.14
Michigan                    64            $3,469,387.32            2.47
Minnesota                   39            $1,656,692.16            1.18
Mississippi                146            $6,005,788.29            4.28
Missouri                   141            $6,659,115.22            4.75
Montana                      9              $412,970.09            0.29
Nebraska                    20              $846,136.83            0.60
Nevada                      19            $1,358,146.67            0.97
New Hampshire                9              $701,744.57            0.50
New Jersey                   1               $63,955.14            0.05
New Mexico                  26            $1,405,917.88            1.00
New York                    31            $2,196,168.87            1.57
North Carolina             178           $10,452,609.58            7.45
North Dakota                17              $904,755.55            0.65
Ohio                        49            $3,502,712.52            2.50
Oklahoma                    38            $1,797,022.10            1.28
Oregon                      64            $4,139,105.56            2.95
Pennsylvania                50            $2,389,527.65            1.70
South Carolina              28            $1,221,267.88            0.87
South Dakota                73            $3,964,015.48            2.83
Tennessee                   75            $4,542,501.45            3.24
Texas                      193            $9,197,095.09            6.56
Utah                        11              $732,965.81            0.52
Vermont                      3              $246,268.36            0.18
Virginia                    63            $4,552,833.17            3.25
Washington                  72            $6,434,178.74            4.59
West Virginia               55            $2,286,536.51            1.63
Wisconsin                   18            $1,216,879.31            0.87
Wyoming                     13              $777,907.07            0.55
-----------------------------------------------------------------------
TOTAL                    2,590          $140,249,497.93          100.00



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES

ORIGINAL PRINCIPAL
BALANCE ($)                  COUNT             BALANCE      % BY BALANCE
------------------------------------------------------------------------
5,626     -      7,500         5              $32,545.27            0.02
7,501     -     10,000        12             $103,276.48            0.07
10,001    -     12,500        25             $276,779.88            0.20
12,501    -     15,000        36             $495,133.84            0.35
15,001    -     17,500        32             $514,282.98            0.37
17,501    -     20,000        46             $846,309.49            0.60
20,001    -     22,500        50           $1,051,928.79            0.75
22,501    -     25,000        81           $1,922,285.78            1.37
25,001    -     27,500        93           $2,427,729.27            1.73
27,501    -     30,000       117           $3,359,332.87            2.40
30,001    -     32,500        90           $2,801,209.53            2.00
32,501    -     35,000       100           $3,363,956.70            2.40
35,001    -     40,000       201           $7,523,237.01            5.36
40,001    -     45,000       229           $9,736,314.99            6.94
45,001    -     50,000       201           $9,517,278.91            6.79
50,001    -     55,000       197          $10,298,448.61            7.34
55,001    -     60,000       186          $10,674,304.80            7.61
60,001    -     65,000       144           $8,977,458.74            6.40
65,001    -     70,000       134           $9,027,182.85            6.44
70,001    -     75,000        97           $6,993,827.49            4.99
75,001    -     80,000        97           $7,488,560.14            5.34
80,001    -     85,000        61           $5,026,903.51            3.58
85,001    -    240,209       356          $37,791,210.00           26.95
------------------------------------------------------------------------
AVG         $54,150.39     2,590         $140,249,497.93          100.00


GROUP II: DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS


LTV (%)                     COUNT             BALANCE       % BY BALANCE
------------------------------------------------------------------------

13.597    -    50.499         25            $714,040.51             0.51
50.500    -    60.499         24            $962,669.15             0.69
60.500    -    70.499         80          $4,318,787.50             3.08
70.500    -    80.499        345         $17,758,894.27            12.66
80.500    -    85.499        292         $17,376,196.27            12.39
85.500    -    90.499      1,098         $57,950,465.02            41.32
90.500    -    95.499        649         $37,834,116.59            26.98
95.500    -    99.428         77          $3,334,328.62             2.38
------------------------------------------------------------------------
WTD AVG        87.441      2,590        $140,249,497.93           100.00


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF CONTRACT RATES

CONTRACT RATE (%)         COUNT             BALANCE         % BY BALANCE
------------------------------------------------------------------------
5.75     -    5.99          3             $214,900.05               0.15
6.00     -    6.24          2             $252,459.76               0.18
6.25     -    6.49         26           $2,207,722.09               1.57
6.50     -    6.74         16           $1,291,023.37               0.92
6.75     -    6.99         57           $4,984,374.15               3.55
7.00     -    7.24         27           $2,662,038.98               1.90
7.25     -    7.49         87           $6,900,888.55               4.92
7.50     -    7.74         39           $2,852,533.28               2.03
7.75     -    7.99        117           $9,505,794.50               6.78
8.00     -    8.24         80           $5,140,596.34               3.67
8.25     -    8.49         98           $7,945,639.38               5.67
8.50     -    8.74        107           $6,385,094.29               4.55
8.75     -    8.99        156          $11,737,279.29               8.37
9.00     -    9.24         77           $4,896,668.53               3.49
9.25     -    9.49        122           $7,821,095.82               5.58
9.50     -    9.74         94           $5,235,805.36               3.73
9.75     -    9.99         72           $4,245,211.02               3.03
10.00    -   10.24        109           $5,642,641.03               4.02
10.25    -   10.49        115           $6,332,111.59               4.51
10.50    -   10.74         72           $3,250,537.84               2.32
10.75    -   10.99        168           $8,648,468.60               6.17
11.00    -   11.24         59           $2,598,668.97               1.85
11.25    -   11.49         66           $3,166,474.02               2.26
11.50    -   11.74         65           $2,689,569.49               1.92
11.75    -   11.99         56           $2,493,807.41               1.78
12.00    -   12.24         69           $2,632,192.03               1.88
12.25    -   12.49         54           $2,154,975.86               1.54
12.50    -   12.74         94           $3,057,324.71               2.18
12.75    -   12.99         57           $2,084,997.93               1.49
13.00    -   13.24         25             $863,846.18               0.62
13.25    -   13.49         38           $1,321,745.39               0.94
13.50    -   13.74         42           $1,382,036.90               0.99
13.75    -   13.99         27             $856,459.53               0.61
14.00    -   14.24         20             $604,402.52               0.43
14.25    -   14.49         70           $1,639,005.13               1.17
14.50    -   14.74         11             $335,263.72               0.24
14.75    -   14.99         34             $933,489.67               0.67
15.00    -   15.24         28             $480,810.80               0.34
15.25    -   15.49         17             $401,736.39               0.29
15.50    -   15.74         14             $373,848.98               0.27
15.75    -   15.99         14             $340,473.61               0.24
16.00    -   16.24         36             $752,752.00               0.54
16.25    -   18.25         50             $932,732.87               0.67
------------------------------------------------------------------------
WTD AVG       9.63      2,590         $140,249,497.93             100.00


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF REMAINING MONTHS TO MATURITY

MOS. TO MATURITY         COUNT              BALANCE       % BY BALANCE
----------------------------------------------------------------------
10      -       30         1              $3,881.00               0.00
31      -       60         6             $71,642.72               0.05
61      -       90        16            $309,298.81               0.22
91      -      120        81          $1,401,270.78               1.00
121     -      150        18            $463,582.33               0.33
151     -      180       280          $8,293,303.87               5.91
181     -      210         5            $193,900.31               0.14
211     -      240       841         $34,580,127.80              24.66
241     -      270         1             $83,680.14               0.06
271     -      300        24          $1,293,427.56               0.92
301     -      360     1,317         $93,555,382.61              66.71
----------------------------------------------------------------------
WTD AVG      311.8     2,590        $140,249,497.93             100.00



GROUP II: DISTRIBUTION OF MAXIMUM CAP

MAX CAP (%)                COUNT              BALANCE       % BY BALANCE
------------------------------------------------------------------------
10.75    -   11.00           5            $467,359.81               0.33
11.01    -   11.50          42          $3,498,745.46               2.49
11.51    -   12.00          84          $7,646,413.13               5.45
12.01    -   12.50         126          $9,753,421.83               6.95
12.51    -   13.00         197         $14,646,390.84              10.44
13.01    -   13.50         205         $14,330,733.67              10.22
13.51    -   14.00         233         $16,633,947.82              11.86
14.01    -   14.50         216         $13,056,901.18               9.31
14.51    -   15.00         182          $9,933,988.77               7.08
15.01    -   15.50         186          $9,536,512.71               6.80
15.51    -   16.00         227         $11,247,137.57               8.02
16.01    -   16.50         132          $5,896,462.04               4.20
16.51    -   17.00         125          $5,125,999.44               3.65
17.01    -   17.50         148          $5,212,300.57               3.72
17.51    -   18.00          82          $2,948,844.11               2.10
18.01    -   18.50          79          $2,663,363.76               1.90
18.51    -   19.00          47          $1,460,862.05               1.04
19.01    -   19.50          81          $1,974,268.85               1.41
19.51    -   20.00          62          $1,414,300.47               1.01
20.01    -   20.50          31            $775,585.37               0.55
20.51    -   21.00          50          $1,093,225.61               0.78
21.01    -   21.50          22            $404,407.89               0.29
21.51    -   22.00          12            $260,216.97               0.19
22.01    -   22.50          14            $238,414.42               0.17
22.51    -   23.00           1             $16,808.22               0.01
23.01    -   23.25           1             $12,885.37               0.01
------------------------------------------------------------------------
WTD AVG      14.63       2,590        $140,249,497.93             100.00


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF GROSS MARGINS

GROSS MARGIN (%)        COUNT               BALANCE         % BY BALANCE
------------------------------------------------------------------------
1.00    -    1.00          5            $467,359.81                 0.33
1.01    -    1.50         28          $2,393,614.08                 1.71
1.51    -    2.00         76          $6,736,714.98                 4.80
2.01    -    2.50        106          $8,833,420.31                 6.30
2.51    -    3.00        155         $12,647,251.01                 9.02
3.01    -    3.50        165         $12,291,227.85                 8.76
3.51    -    4.00        264         $18,304,109.98                13.05
4.01    -    4.50        198         $12,340,420.48                 8.80
4.51    -    5.00        159          $9,023,778.83                 6.43
5.01    -    5.50        197         $10,517,273.53                 7.50
5.51    -    6.00        272         $13,660,978.06                 9.74
6.01    -    6.50        119          $5,546,785.46                 3.95
6.51    -    7.00        112          $4,756,313.67                 3.39
7.01    -    7.50        148          $6,004,521.99                 4.28
7.51    -    8.00        151          $5,158,263.04                 3.68
8.01    -   13.75        435         $11,567,464.85                 8.25
------------------------------------------------------------------------
WTD AVG      4.92      2,590        $140,249,497.93               100.00


GROUP II: DISTRIBUTION OF NEXT ADJUSTMENT DATE

MONTH         COUNT                  BALANCE       % BY BALANCE
---------------------------------------------------------------
Mar-01          2                $180,579.69               0.13
Apr-01          4                $324,080.74               0.23
May-01          9                $603,024.18               0.43
Jun-01         19              $1,584,258.95               1.13
Jul-01         23              $1,931,448.74               1.38
Aug-01         94              $8,798,997.32               6.27
Sep-01        142             $12,293,929.11               8.77
Oct-01        212             $16,906,338.48              12.05
Nov-01        411             $24,335,953.20              17.35
Dec-01        711             $32,572,323.38              23.22
Jan-02        392             $17,543,107.81              12.51
Feb-02        462             $18,719,742.54              13.35
Mar-02         93              $3,783,772.22               2.70
Nov-02          1                 $41,454.87               0.03
Dec-02          5                $179,043.65               0.13
Jan-03          5                $204,459.20               0.15
Feb-03          5                $246,983.85               0.18
---------------------------------------------------------------
TOTAL       2,590            $140,249,497.93             100.00


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

NET FUNDS CAP SCHEDULE
Assumptions:
Closing Date: March 29, 2001
1-Yr Libor = 20%


                                      30/360
                                       RATE
   PERIOD             DATE             CAP
      0            03/29/2001            --
      1            04/20/2001        8.44270
      2            05/20/2001        8.44307
      3            06/20/2001        8.45915
      4            07/20/2001        8.45943
      5            08/20/2001        8.45972
      6            09/20/2001        8.50985
      7            10/20/2001        8.63527
      8            11/20/2001        8.80771
      9            12/20/2001        9.04638
      10           01/20/2002        9.38140
      11           02/20/2002        9.83598
      12           03/20/2002       10.07984
      13           04/20/2002       10.43612
      14           05/20/2002       10.43639
      15           06/20/2002       10.45248
      16           07/20/2002       10.45275
      17           08/20/2002       10.45302
      18           09/20/2002       10.50254
      19           10/20/2002       10.62761
      20           11/20/2002       10.79891
      21           12/20/2002       11.03745
      22           01/20/2003       11.37213
      23           02/20/2003       11.82582
      24           03/20/2003       12.07920
      25           04/20/2003       12.43780
      26           05/20/2003       12.43774
      27           06/20/2003       12.44560
      28           07/20/2003       12.44555
      29           08/20/2003       12.44549
      30           09/20/2003       12.47005
      31           10/20/2003       12.53245
      32           11/20/2003       12.61800
      33           12/20/2003       12.73728
      34           01/20/2004       12.90465
      35           02/20/2004       13.13091
      36           03/20/2004       13.26216
      37           04/20/2004       13.44109
      38           05/20/2004       13.44102
      39           06/20/2004       13.44095
      40           07/20/2004       13.44088
      41           08/20/2004       13.44080
      42           09/20/2004       13.44073
      43           10/20/2004       13.44065
      44           11/20/2004       13.44058
      45           12/20/2004       13.44050
      46           01/20/2005       13.44042
      47           02/20/2005       13.44033
      48           03/20/2005       13.44496


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

TRANSACTION MATURITY MATRIX

                SETTLE           3/29/2001
               FIRST PAY         4/20/2001

                 CLASS            BALANCE
                  I A         103,471,000.00
                 I M-1          9,286,000.00
                 I M-2         19,899,107.00

               1YR LIBOR         4.67125%

                 SCENARIO              I             II            III           IV             V            VI            VII
                             FIX    0% MHP        150% MHP      175% MHP      200% MHP      250% MHP      275% MHP      300% MHP
                             ARM    0% MHP        150% MHP      200% MHP      250% MHP      300% MHP      350% MHP      400% MHP



TO CALL
  CLASS             SCENARIO           I             II            III           IV             V            VI            VII
   I A                       WAL     13.06          5.76          5.04          4.46          3.61          3.25          2.95
             START-END PRINCIPAL      1-316         1-210          1-182         1-160         1-135         1-121         1-109
                PRINCIPAL WINDOW      316           210            182           160           135           121           109
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  I M-1                      WAL     19.59         10.23          9.44          8.77          7.84          7.39          6.97
             START-END PRINCIPAL    119-316        49-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      198           162            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  I M-2                      WAL     19.59         10.23          9.44          8.77          7.84          7.39          6.97
             START-END PRINCIPAL    119-316        49-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      198           162            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  IIA-1                      WAL     16.08          6.67          5.13          4.04          3.21          2.60          2.14
             START-END PRINCIPAL      1-316         1-210          1-182         1-160         1-135         1-121         1-109
                PRINCIPAL WINDOW      316           210            182           160           135           121           109
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  IIM-1                      WAL     21.65         10.84          9.46          8.51          7.67          7.12          6.66
             START-END PRINCIPAL    190-316        50-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      127           161            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010
  IIM-2                      WAL     21.65         10.84          9.46          8.51          7.67          7.12          6.66
             START-END PRINCIPAL    190-316        50-210         49-182        49-160        49-135        49-121        49-109
                PRINCIPAL WINDOW      127           161            134           112           87            73            61
                        MATURITY    7/2027         9/2018        5/2016        7/2014        6/2012        4/2011        4/2010


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                SETTLE           3/29/2001
               FIRST PAY         4/20/2001

                 CLASS            Balance
                  I A         103,471,000.00
                 I M-1          9,286,000.00
                 I M-2         19,899,107.00

               1YR LIBOR         4.67125%

                 SCENARIO              I             II            III           IV             V            VI            VII
                             FIX    0% MHP        150% MHP      175% MHP      200% MHP      250% MHP      275% MHP      300% MHP
                             ARM    0% MHP        150% MHP      200% MHP      250% MHP      300% MHP      350% MHP      400% MHP


TO MATURITY
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
   I A                       WAL     13.26          6.04          5.38          4.81          3.90          3.54          3.22
             START-END PRINCIPAL      1-358         1-358          1-358         1-358         1-358         1-358         1-358
                PRINCIPAL WINDOW      358           358            358           358           358           358           358
                        MATURITY    1/2031         1/2031        1/2031        1/2031        1/2031        1/2031        1/2031
  I M-1                      WAL     19.94         10.83          10.23         9.70          8.84          8.48          8.17
             START-END PRINCIPAL    119-358        49-358         49-358        49-358        49-358        49-358        49-358
                PRINCIPAL WINDOW      240           310            310           310           310           310           310
                        MATURITY    1/2031         1/2031        1/2031        1/2031        1/2031        1/2031        1/2031
  IM-2                       WAL     19.94         10.83          10.23         9.70          8.84          8.48          8.17
             START-END PRINCIPAL    119-358        49-358         49-358        49-358        49-358        49-358        49-358
                PRINCIPAL WINDOW      240           310            310           310           310           310           310
                        MATURITY    1/2031         1/2031        1/2031        1/2031        1/2031        1/2031        1/2031
  IIA-1                      WAL     16.15          7.02          5.43          4.26          3.38          2.71          2.19
             START-END PRINCIPAL      1-352         1-352          1-352         1-352         1-352         1-352         1-352
                PRINCIPAL WINDOW      352           352            352           352           352           352           352
                        MATURITY    7/2030         7/2030        7/2030        7/2030        7/2030        7/2030        7/2030
  IIM-1                      WAL     21.78         11.50          10.17         9.21          8.46          7.86          7.39
             START-END PRINCIPAL    190-352        50-352         49-352        49-352        49-352        49-352        49-352
                PRINCIPAL WINDOW      163           303            304           304           304           304           304
                        MATURITY    7/2030         7/2030        7/2030        7/2030        7/2030        7/2030        7/2030
  IIM-2                      WAL     21.78         11.50          10.17         9.21          8.46          7.86          7.39
             START-END PRINCIPAL    190-352        50-352         49-352        49-352        49-352        49-352        49-352
                PRINCIPAL WINDOW      163           303            304           304           304           304           304
                        MATURITY    7/2030         7/2030        7/2030        7/2030        7/2030        7/2030        7/2030


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.